EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-7,
                   Asset-Backed Certificates, Series 2005-7

Goldman Sachs                   GSAA 05 07

================================================================================


------------------------------------------------------------------------
Stats
------------------------------------------------------------------------
Count: 3993
Schedule Balance:  $705,576,662.45
AverageSched Bal:  $176,703.40
GrossWAC:  6.716
NetWAC:  6.299
OTERM:  348
RTERM:  344
ATERM:  342
AGE:  4
OLTV:  78.35
COLTV:  80.13
FICO:  690.874
DTI:  34.363
------------------------------------------------------------------------


-----------------------------------------------------------------------------
Current Rate                                                        Percent
-----------------------------------------------------------------------------
4.501 - 5.000                                                          0.09
5.001 - 5.500                                                          1.72
5.501 - 6.000                                                         16.05
6.001 - 6.500                                                         28.03
6.501 - 7.000                                                         27.14
7.001 - 7.500                                                         16.23
7.501 - 8.000                                                          6.89
8.001 - 8.500                                                          1.88
8.501 - 9.000                                                          1.25
9.001 - 9.500                                                          0.37
9.501 - 10.000                                                         0.09
10.001 >=                                                              0.26
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Scheduled Balance                                                   Percent
-----------------------------------------------------------------------------
0.01 - 50,000.00                                                       1.87
50,000.01 - 100,000.00                                                10.00
100,000.01 - 150,000.00                                               15.78
150,000.01 - 200,000.00                                               14.18
200,000.01 - 250,000.00                                               12.07
250,000.01 - 275,000.00                                                5.39
275,000.01 - 350,000.00                                               12.55
350,000.01 - 400,000.00                                                7.37
400,000.01 - 450,000.00                                                5.25
450,000.01 - 500,000.00                                                4.78
500,000.01 - 550,000.00                                                2.74
550,000.01 - 600,000.00                                                2.52
600,000.01 - 750,000.00                                                3.31
750,000.01 - 850,000.00                                                0.68
850,000.01 - 950,000.00                                                0.51
950,000.01 - 1,000,000.00                                              0.28
1,000,000.01 - 1,250,000.00                                            0.16
1,250,000.01 - 1,500,000.00                                            0.20
1,500,000.01 >=                                                        0.37
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Original Term                                                       Percent
-----------------------------------------------------------------------------
180                                                                    6.78
240                                                                    0.06
300                                                                    0.22
360                                                                   92.93
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
RemTerm                                                             Percent
-----------------------------------------------------------------------------
120.001 - 180.000                                                      6.78
180.001 - 240.000                                                      0.06
240.001 - 300.000                                                      0.22
300.001 - 360.000                                                     92.93
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Am WAM                                                              Percent
-----------------------------------------------------------------------------
0.000 - 59.999                                                        12.77
60.000 - 119.999                                                       0.01
120.000 - 179.999                                                      6.16
180.000 - 239.999                                                      0.12
240.000 - 299.999                                                      0.30
300.000 - 359.999                                                     80.63
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Age                                                                 Percent
-----------------------------------------------------------------------------
1 - 2                                                                 32.82
3 - 4                                                                 32.61
5 - 6                                                                 20.54
7 - 8                                                                  9.95
9 - 10                                                                 2.36
11 - 12                                                                1.30
13 - 14                                                                0.19
15 - 16                                                                0.08
17 - 18                                                                0.09
19 - 20                                                                0.05
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
States                                                              Percent
-----------------------------------------------------------------------------
FL                                                                    11.07
CA                                                                    17.23
NY                                                                    11.55
TX                                                                     3.90
PA                                                                     3.25
AZ                                                                     4.44
VA                                                                     3.90
OH                                                                     1.86
NJ                                                                     4.47
MD                                                                     3.19
Other                                                                 35.15
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Original LTV                                                        Percent
-----------------------------------------------------------------------------
0.001 - 50.000                                                         4.59
50.001 - 60.000                                                        5.62
60.001 - 70.000                                                       13.87
70.001 - 75.000                                                        6.91
75.001 - 80.000                                                       32.36
80.001 - 85.000                                                        3.21
85.001 - 90.000                                                       19.75
90.001 - 95.000                                                       13.54
95.001 - 100.000                                                       0.15
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Combined LTV                                                        Percent
-----------------------------------------------------------------------------
0.001 - 50.000                                                         4.21
50.001 - 60.000                                                        5.38
60.001 - 70.000                                                       13.04
70.001 - 75.000                                                        6.57
75.001 - 80.000                                                       24.70
80.001 - 85.000                                                        3.53
85.001 - 90.000                                                       24.15
90.001 - 95.000                                                       14.58
95.001 - 100.000                                                       3.85
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
FICO                                                                Percent
-----------------------------------------------------------------------------
0.000 - 0.999                                                          0.67
520.000 - 559.999                                                      0.13
560.000 - 579.999                                                      0.06
580.000 - 619.999                                                      3.49
620.000 - 649.999                                                     16.56
650.000 - 699.999                                                     41.23
700.000 - 749.999                                                     23.43
750.000 - 799.999                                                     13.21
800.000 - 819.999                                                      1.23
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Silent                                                              Percent
-----------------------------------------------------------------------------
N                                                                     89.12
Y                                                                     10.88
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
PMI                                                                 Percent
-----------------------------------------------------------------------------
GEMICO                                                                 4.11
MORTGAGE GUARANTY INSURANCE CO                                         1.65
OLTV <= 80 - NO MI                                                    63.35
OLTV > 80 - NO MI                                                      0.06
PMI MORTGAGE INSURANCE CO                                              6.19
RADIAN                                                                12.70
REPUBLIC MORTGAGE INSUANCE CO                                          5.73
TRIAD                                                                  3.19
UGIC                                                                   3.02
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Occupancy Code                                                      Percent
-----------------------------------------------------------------------------
NON OWNER                                                             23.87
OWNER OCCUPIED                                                        72.51
SECOND HOME                                                            3.62
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Property Type                                                       Percent
-----------------------------------------------------------------------------
2-4 FAMILY                                                            13.77
CONDO                                                                  7.47
CO-OP                                                                  0.08
PUD                                                                    7.88
SINGLE FAMILY                                                         70.80
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Purpose                                                             Percent
-----------------------------------------------------------------------------
CASHOUT REFI                                                          38.75
PURCHASE                                                              51.37
RATE/TERM REFI                                                         9.88
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Documentation Type                                                  Percent
-----------------------------------------------------------------------------
FULL DOC                                                              16.25
NO DOC/NINA/NO RATIO                                                  32.84
STATED DOC                                                            50.90
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Number of Units                                                     Percent
-----------------------------------------------------------------------------
1                                                                     86.18
2                                                                      8.50
3                                                                      2.90
4                                                                      2.42
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Interest Only                                                       Percent
-----------------------------------------------------------------------------
N                                                                     87.23
Y                                                                     12.77
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Interest Only Term                                                  Percent
-----------------------------------------------------------------------------
0.000                                                                 87.23
120.000                                                               12.77
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------



________________________________________________________________________________
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the
SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs &
Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
________________________________________________________________________________
                              May 19, 2005 10:59                   Page 1  of  2

Goldman Sachs                   GSAA 05 07

================================================================================


-----------------------------------------------------------------------------
Prepay Flag                                                         Percent
-----------------------------------------------------------------------------
N                                                                     50.92
Y                                                                     49.08
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Prepay Term                                                         Percent
-----------------------------------------------------------------------------
0.000                                                                 50.92
12.000                                                                 4.59
24.000                                                                31.12
36.000                                                                 8.51
60.000                                                                 4.86
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
DTI                                                                 Percent
-----------------------------------------------------------------------------
<= 0.000                                                              68.69
0.001 - 10.000                                                         0.49
10.001 - 20.000                                                        2.51
20.001 - 30.000                                                        6.57
30.001 - 40.000                                                       12.01
40.001 - 50.000                                                        9.23
50.001 - 60.000                                                        0.27
60.001 - 70.000                                                        0.07
70.001 - 80.000                                                        0.11
80.001 - 90.000                                                        0.01
90.001 - 100.000                                                       0.04
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Conforming                                                          Percent
-----------------------------------------------------------------------------
CONFORMING                                                            76.17
NON CONFORMING                                                        23.83
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Product Type                                                        Percent
-----------------------------------------------------------------------------
15 YEAR FIXED                                                          6.49
30 YEAR FIXED                                                         93.51
-----------------------------------------------------------------------------
Total:                                                               100.00
-----------------------------------------------------------------------------





________________________________________________________________________________
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the
SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs &
Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
________________________________________________________________________________
                              May 19, 2005 10:59                   Page 2  of  2